ACCRUED EXPENSES (Schedule of Other Account Payable and Accrued Expenses) (Details) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Other account payable and accrued expenses:
Employees and payroll accruals	$ 3,463	$ 2,714
Accrued expenses	315	716
Authorities	327	415
Advances from customers	1,739	1,263
Warranty provision	243	250
Accrued royalties and rebate sales commissions	421	1,200
Other	451	133
Total other account payable and accrued expenses	$ 6,959	$ 6,691